   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 2001
                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------
                             DRS TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                                                13-2632319
 (State or other jurisdiction                                   (I.R.S. Employer
              of                                             Identification Number)
incorporation or organization)

                   5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054
                                 (973) 898-1500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            NINA LASERSON DUNN, ESQ.
                   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                             DRS TECHNOLOGIES, INC.
                                  5 SYLVAN WAY
                          PARSIPPANY, NEW JERSEY 07054
                                 (973) 898-1500

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

            DAVID J. GOLDSCHMIDT, ESQ.                                    PAUL JACOBS, ESQ.
     Skadden, Arps, Slate, Meagher & Flom LLP                           STEVEN I. SUZZAN, ESQ.
                Four Times Square                                    Fulbright & Jaworski L.L.P.
             New York, New York 10036                                      666 Fifth Avenue
                  (212) 735-3000                                       New York, New York 10103
                                                                            (212) 318-3000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-73912
    If this form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. / /

                     CALCULATION OF REGISTRATION FEE CHART

                                                    PROPOSED MAXIMUM     PROPOSED MAXIMUM
        TITLE OF SHARES            AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING      AMOUNT OF
       TO BE REGISTERED           REGISTERED(1)         SHARE (2)            PRICE(2)        REGISTRATION FEE
Common Stock,
 par value $.01 par value......      575,000             $32.00             $18,400,000         $4,397.60

--------------------------

(1) Includes 525,000 shares of Common Stock to be sold upon exercise of an over-allotment option granted to the Underwriters.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 of the Securities Act of 1933 based upon the public offering price of $32.00.
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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    This registration statement is being filed with respect to the registration of additional shares of common stock, $.01 par value per share, of DRS Technologies, Inc., for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's earlier effective registration statement on Form S-3 (File No. 333-73912) are incorporated into this registration statement by reference. The form of prospectus contained in the earlier effective registration statement will reflect the aggregate amount of securities registered in this registration statement and the earlier effective registration statement.

    The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Parsippany, in the state of New Jersey, on December 14, 2001.

                                                       DRS TECHNOLOGIES, INC.

                                                       By:  /s/ NINA LASERSON DUNN
                                                            -----------------------------------------
                                                            Name: Nina Laserson Dunn
                                                            Title: Executive Vice President,
                                                            General Counsel and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                          *                            Chairman of the Board,
     -------------------------------------------         President, Chief Executive    December 14,
                   Mark S. Newman                        Officer and Director              2001

                                                       Executive Vice President,
                          *                              Chief Financial Officer
     -------------------------------------------         and Treasurer (Principal      December 14,
                Richard A. Schneider                     Financial and Accounting          2001
                                                         Officer)

                          *
     -------------------------------------------       Director                        December 14,
                      Ira Albom                                                            2001

                          *
     -------------------------------------------       Director                        December 14,
                  Donald C. Fraser                                                         2001

                          *
     -------------------------------------------       Director                        December 14,
                 William F. Heitmann                                                       2001

                          *
     -------------------------------------------       Director                        December 14,
                 Steven S. Honigman                                                        2001

                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                          *
     -------------------------------------------       Director                        December 14,
                  C. Shelton James                                                         2001

                          *
     -------------------------------------------       Director                        December 14,
                   Mark N. Kaplan                                                          2001

                          *
     -------------------------------------------       Director                        December 14,
          Stuart F. Platt, RADM, USN (Ret.)                                                2001

                          *
     -------------------------------------------       Director                        December 14,
        General Dennis J. Reimer, USA (Ret.)                                               2001

                          *
     -------------------------------------------       Director                        December 14,
                    Eric J. Rosen                                                          2001

*By:         /s/ NINA LASERSON DUNN
      ------------------------------------
                Attorney in Fact

                                 EXHIBIT INDEX

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
          5.1           Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

         23.1           Consent of KPMG LLP

         23.2           Consent of Deloitte & Touche LLP

         23.3           Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5.1)

         23.4 Power of Attorney (incorporated by reference to the Registrant's Registration Statement on Form S-3 (File
                        No. 333-73912)).